EXHIBIT 32.2

CERTIFICATION of CHIEF FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EMR Technology Solutions Inc. on Form 10-Q for the quarter ended September 30, 2017 (the “Form 10-Q”), as filed with the Securities and Exchange Commission, Lowell Holden, Chief Financial Officer of the Company, does hereby certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of EMR Technology Solutions Inc.

/s/ Lowell Holden
Lowell Holden Chief Financial Officer

Dated: November 13, 2017

This certification accompanies the Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.